SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report:

May 21, 2008

TRILLIANT EXPLORATION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 West Sahara Avenue, Suite 800, Las Vegas, NV 89102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 664-0078

PROJECT DEVELOPMENT PACIFIC, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

On November 9, 2007, the Company entered into an Asset Purchase Agreement (the “Agreement”), as amended on February 18, 2008, with Blackedge Strategic Capital and Consulting Ltd. (“Blackedge”) and filed a Current Report on Form 8K on November 9, 2008, reporting the Agreement.

Under the terms of the Agreement, Blackedge was to transfer certain mineral claims as referenced in the Agreement in consideration of 10,000,000 shares of common stock.  Claims were to be transferred on or before February 28, 2008.

On May 21, 2008, the Company entered into a Rescission of Asset Purchase Agreement (the “Rescission Agreement”) between the Company and Blackedge.  Under the terms of the Rescission Agreement, the Company agreed to return any claims previously transferred to the Company to Blackedge.  Blackedge agreed to return 10,000,000 shares of common stock previously issued to Blackedge and to forgive the $10,000 loan from Blackedge to the Company, as well as all accrued interest.  The Promissory note evidencing this loan will be deemed paid in full effective as of May 21, 2008.  The Company incurred no early termination penalties due to this rescission.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On May 21, 2008, Paul Coon, Dave Ludwar and Doug Billingsley resigned as members of the Board of Directors.  There were no disagreements between the Company and any of the resigning Directors on any matter relating to the registrant’s operations, policies or practices.  The Company has provided each resigning Director with a copy of the disclosures made under this Item 5.02 no later than the day of filing with the Commission.  The Company has provided each resigning Director with the opportunity to furnish as promptly as possible with a letter addressed to the registrant stating whether he agrees with the statements made herein, and if not, stating the respects in which he does not agree.  The Company will file any letter received by the Company from the Director with the Commission as an exhibit by an amendment to this 8K within two (2) business days after receipt by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a)  Financial Statements

             None

b)  Exhibits

10.1

Rescission of Asset Purchase Agreementt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORP.

May 28, 2008

/s/ Darryl Mills

Date

Darryl Mills, President